Execution Version 1 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”) is dated as of March 22, 2024 (the “Fourth Amendment Effective Date”), among SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “MLP Entity”), SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), the Subsidiary Guarantors (as defined in the Loan Agreement referred to below), the Lenders (as defined in the Loan Agreement) party hereto and BANK OF AMERICA, N.A., as Agent (as defined in the Loan Agreement) for the Lenders (in such capacity, “Agent”). R E C I T A L S: WHEREAS, the MLP Entity, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of November 2, 2021 (as amended prior to the date hereof including by the First Amendment to Loan and Security Agreement dated as of October 14, 2022, the Second Amendment to Loan and Security Agreement dated as of May 10, 2023, and the Third Amendment to Loan and Security Agreement dated as of November 21, 2023, the “Existing Loan Agreement”, and the Existing Loan Agreement, as amended by this Fourth Amendment, the “Loan Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings given to such terms in the Loan Agreement; WHEREAS, Borrower has informed Agent and the Lenders that Summit Midstream Opco, LP, a Delaware limited partnership (the “Seller”), intends to sell all of the equity interests in Summit Midstream Utica, LLC, a Delaware limited liability company, which includes all of its assets, (such sale, the “Northeast Sale”), pursuant to that certain Purchase and Sale Agreement dated on or around March 22, 2024 (the “Northeast Sale Agreement”), by and among the Seller, MarkWest Utica Operating Company, L.L.C. and, solely for the limited purposes set forth therein, the MLP Entity, for a purchase price which requires the consent of the Required Lenders under Section 10.2.6 of the Existing Loan Agreement; WHEREAS, the MLP Entity has advised Agent and the Lenders that it intends to make certain changes to its corporate structure to change from a master limited partnership structure to a “C-corporation” structure by restructuring the ownership of MLP Entity to include one or more new parent and intermediary entities (effected through a subsidiary merger or otherwise) or converting to a corporation (any such change, the “C-Corp Conversion”); WHEREAS, the MLP Entity and Borrower have requested that Lenders constituting Required Lenders and Regions Bank, as a Lender, agree to (a) make certain amendments to the Existing Loan Agreement to, among other things, permit the C-Corp Conversion and (b) consent to the Northeast Sale, and such Lenders have agreed to such amendments and consent on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the MLP Entity, Borrower, the Subsidiary Guarantors, Agent and the undersigned Lenders do hereby agree as follows: SECTION 1. AMENDMENTS TO EXISTING LOAN AGREEMENT. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

2 1.1. Amendments to Section 1.1. (a) Section 1.1 of the Existing Loan Agreement is hereby amended to add thereto, in alphabetical order, the following definitions which shall read in full as follows: “C-Corp Conversion: has the meaning assigned to such term in the Fourth Amendment.” “Fourth Amendment: that certain Fourth Amendment to Loan and Security Agreement dated as of the Fourth Amendment Effective Date, among Borrower, the MLP Entity, Agent and the Lenders party thereto.” “Fourth Amendment Effective Date: March 22, 2024.” “New Parent: has the meaning assigned to such term in “Change in Control”.” “Northeast Sale: has the meaning assigned to such term in the Fourth Amendment.” (b) Section 1.1 of the Existing Loan Agreement is hereby further amended to amend and restate the following definitions in their respective entireties to read in full as follows: “Change in Control: the occurrence of any of the following: (a) a “change of control” (or any other similar event) under any Material Debt, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 50% of (A) if the MLP Entity is a limited partnership, (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner or (ii) the economic interest represented by the issued and outstanding Equity Interests of the General Partner or (B) if the MLP Entity has converted from a limited partnership to a corporation or other entity, from and after the date of conversion, the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the MLP Entity entitled to vote for the board of directors (or similar governing body) of the MLP Entity, (c) if the MLP Entity is a limited partnership, the General Partner shall cease to be the sole general partner of the MLP Entity, with no substantial reduction in its powers to manage the MLP Entity as are granted to the General Partner under the MLP Entity’s Partnership Agreement as in effect on the Closing Date or (d) the MLP Entity shall cease to own, directly or indirectly, 100% of the Equity Interests of Borrower, free and clear of all Liens other than Liens granted pursuant to the Loan Documents. In addition, notwithstanding the foregoing, (A) a transaction in which the MLP Entity becomes a direct or indirect subsidiary of another person in connection with a C- Corp Conversion (such person the “New Parent” and any intermediate holding companies between New Parent and the MLP Entity, each an “Intermediate Holding Company”) shall not constitute a Change in Control if immediately following the consummation of such transaction, (1) the persons who beneficially own, directly or indirectly, MLP Entity immediately prior to such transaction continue to beneficially own, directly or indirectly through one or more intermediaries, more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner or that are entitled to vote for the board of directors, as applicable, of the New Parent, and (2) no Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) acquires ownership, directly or

3 indirectly, beneficially or of record, of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner (except for the New Parent and any Intermediate Holding Companies) or that are entitled to vote for the board of directors, as applicable, of the New Parent and (B) in connection with any C-Corp Conversion in which the New Parent exists, a Change of Control shall occur unless following such C-Corp Conversion (1) the New Parent and each Intermediary Holding Company shall execute and deliver to Agent a joinder to this Agreement and execute and deliver such other documents as are reasonably requested by Agent, and take such actions necessary or reasonably advisable as determined by Agent, to guarantee the Obligations, (2) the Borrower is a Wholly Owned Subsidiary of such New Parent and any Intermediary Holding Companies, (3) all Equity Interests of Borrower owned by the New Parent or any Intermediary Holding Company are pledged to Agent for the benefit of the Secured Parties (including, without limitation, delivery of original certificates evidencing the Equity Interests, if any, of Borrower, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof), and (4) the Obligors execute and deliver to Agent such additional documents and instruments as it may reasonably request in connection with the C-Corp Conversion.” “Consolidated Net Debt: at any date shall mean (a) Consolidated Debt of Borrower and the Restricted Subsidiaries on such date, minus (b) Unrestricted Cash on such date in an aggregate amount not to exceed $50,000,000, minus (c) until the Senior Secured Mirror Notes Redemption Date, the aggregate amount of cash and Cash Equivalents held in the Proceeds Account on such date in an aggregate amount not to exceed the sum of (i) the initial proceeds from the issuance of the Senior Secured Mirror Notes and (ii) the projected accrued interest on the aggregate outstanding principal amount of Senior Secured Mirror Notes through the Senior Secured Mirror Notes Redemption Date; provided that if no Loans are outstanding, for purposes of calculating the Total Net Leverage Ratio, the Borrower will be permitted to subtract from Consolidated Debt prior to March 31, 2025 an amount equal to the then remaining portion of the Net Proceeds from the Northeast Sale not to exceed $350,000,000. “General Partner: (a) prior to the C-Corp Conversion, Summit Midstream GP, LLC, a Delaware limited liability company, the general partner of the MLP Entity, and (b) following the C-Corp Conversion and in the event the MLP Entity is not controlled by a general partner, the New Parent. “MLP Entity: Summit Midstream Partners, LP, a Delaware limited partnership, and each of its successors and assigns (including through any conversion to a corporation). “Obligor: each of Borrower, the MLP Entity, each Subsidiary Guarantor and, if applicable, New Parent and any Intermediate Holding Company.” (c) Section 1.1 of the Existing Loan Agreement is hereby further amended to amend the last paragraph of the definition of “Pro Forma Basis” to read as follows: For the avoidance of doubt, when making a determination on a Pro Forma Basis, any Acquisition or Asset Disposition involving Equity Interests owned by Borrower or any Restricted Subsidiary shall be treated as if such acquisition or disposition had occurred on the first day of the applicable Reference Period. Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Senior Officer of Borrower and, for any fiscal period ending on or prior to the first anniversary of

4 an Acquisition or Asset Disposition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 10.2.5 or 10.2.6), may include adjustments in an aggregate amount of up to 20% of Unadjusted EBITDA for the most recent Test Period for which financial statements are available to reflect operating expense reductions and other operating improvements or synergies or interest income increases, in each case, reasonably expected to be realized over 12 months from the date such Acquisition, Asset Disposition or other similar transaction was consummated, to the extent that Borrower delivers to Agent (A) a certificate of a Financial Officer of Borrower setting forth such operating expense reductions and other operating improvements or synergies or interest income increases and (B) information and calculations supporting in reasonable detail such estimated operating expense reductions and other operating improvements or synergies or interest income increases. 1.2. Amendment to Section 10.1.9. Section 10.1.9(f) of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “(f) Cause all Equity Interests of Borrower to be pledged to Agent for the benefit of the Secured Parties (including, without limitation, delivery of original certificates evidencing the Equity Interests, if any, of Borrower, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof).” 1.3. Amendment to Section 10.2.4(e). Section 10.2.4(e) of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “(e) Borrower may declare and make distributions on or with respect to its Equity Interests to the MLP Entity or one or more intermediate holding companies between the Borrower and the MLP Entity, the proceeds of which shall be used by the MLP Entity, a New Parent or such intermediate holding company to pay (or to make investments to allow any of its direct or indirect subsidiaries (other than any Excluded MLP Operating Subsidiary or any operating subsidiary of such intermediate holding company) to pay) (i) fees and expenses (including franchise or similar taxes) required to maintain the MLP Entity’s, a New Parent’s or such intermediate holding company’s (or any of their respective direct or indirect subsidiaries’) corporate existence, (ii) accounting, legal and administrative expenses and similar corporate overhead expenses of the MLP Entity, such New Parent or such intermediate holding company (or any of their respective direct or indirect subsidiaries), (iii) other ordinary course fees and expenses of the MLP Entity, such New Parent or such intermediate holding company relating to its status as a public company, (iv) other ordinary course fees and expenses of the MLP Entity, such New Parent or such intermediate holding company (or any of their respective direct or indirect subsidiaries) customarily incurred by “passive” holding companies, and (v) compensation and other benefits payable to, and indemnities provided on behalf of, officers, employees and consultants of the MLP Entity, such New Parent or such intermediate holding company (or any of their respective direct or indirect subsidiaries); provided that none of such proceeds shall be used by the MLP Entity, such New Parent, such intermediate holding company or any of their respective direct or indirect subsidiaries to pay (x) any fees and expenses of or reasonably attributable to any Excluded MLP Operating Subsidiary or any operating subsidiary of such intermediate holding company or (y) compensation and other benefits payable to, and indemnities provided on behalf of, officers, employees and consultants of, any Excluded MLP Operating Subsidiary, any operating subsidiary of such intermediate holding company or any other Person to the extent reasonably attributable to such Person’s

5 ownership or operation of any Excluded MLP Operating Subsidiary or any operating subsidiary of such intermediate holding company;” 1.4. Amendment to Section 10.2.4(f). Section 10.2.4(f) of the Existing Loan Agreement is hereby amended and restated in its entirety to read in full as follows: “(f) with respect to any taxable period (or portion thereof) for which (x) the Borrower or any of its Subsidiaries are members of a consolidated, combined, affiliated, unitary or similar income Tax group for U.S. federal or applicable foreign, state and/or local income tax purposes (each, a “Consolidated Tax Group”) of which a direct or indirect parent of the Borrower taxable as a corporation is the common parent, or for which the Borrower is a partnership or disregarded entity for U.S. federal, state or local income tax purposes that is wholly-owned (directly or indirectly) by a Person that is taxable as a corporation for such income tax purposes, dividends or distributions by Borrower or an applicable Subsidiary, as may be relevant, to any direct or indirect parent of the Borrower in an amount required to pay federal, state, and/or local income taxes of such Consolidated Tax Group that are attributable to the taxable income of the Borrower and its Subsidiaries; provided that, for each such taxable period, the amount of payments made in respect of such taxable period shall not exceed the actual amount of any U.S. federal, state and/or local income taxes that the Borrower and its Subsidiaries would have paid for such taxable period had the Borrower and its Subsidiaries been a stand-alone corporate taxpayer or a stand-alone corporate group; or (y) the Borrower is a pass through entity (including a partnership or disregarded entity) for U.S. federal income tax purposes and is not wholly owned (directly or indirectly) by a Person that is taxable as a corporation for U.S. federal income tax purposes, the Borrower may make quarterly distributions to the MLP Entity in an amount not in excess of any tax distributions permitted to be made by the MLP Entity pursuant to the MLP Entity’s Partnership Agreement and calculated as if the MLP Entity did not hold any assets other than Equity Interests of Borrower; provided, that, in the case of distributions under either clause (x) or clause (y) above, (i) Borrower may not make any such distribution after the occurrence, and during the continuance, of an Event of Default pursuant to Section 11.1(a), (e), (f), (g) or (h) or if such Event of Default would result therefrom, (ii) Borrower may only make such distributions with respect to the taxable income of an Unrestricted Subsidiary to the extent of the amount of cash distributed by such Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary during the applicable taxable period and (iii) unless the Secured Parties have exercised or the Required Lenders have voted to exercise any rights or remedies pursuant hereto or under the Security Documents, Borrower may make only one such distribution after the occurrence, and during the continuance, of any other Event of Default;” 1.5. Amendment to Section 10.3.2. Section 10.3.2 of the Existing Loan Agreement is hereby amended and restated to read in full as follows: 10.3.2 Interest Coverage Ratio. Borrower shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than (i) for any Fiscal Quarter ending on or before December 31, 2024, (x) if no Loans are outstanding and Unrestricted Cash exceeds $200,000,000 on such date, 1.50:1.00 and (y) if any Loans are outstanding or Unrestricted Cash is less than such threshold on such date, 1.75:1.00 and (ii) 1.90:1.00 for any Fiscal Quarter ending thereafter. SECTION 2. LIMITED CONSENT. Notwithstanding anything in the Loan Documents, including Sections 5.2(b) and 10.2.6 of the Loan Agreement, to the contrary, in reliance on the

6 representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the terms and conditions set forth in this Section 2 and subject to the conditions precedent set forth in Section 3, the Required Lenders hereby consent to the consummation of the Northeast Sale, so long as (a) the Northeast Sale is consummated on or before April 12, 2024 in accordance with the terms of the Northeast Sale Agreement delivered to Agent pursuant to Section 3.2 below, without giving effect to any waiver, modification or consent thereunder that could reasonably be expected to be material and adverse to the interests of Agent and the Lenders unless approved by Agent, and (b) Borrower uses Net Proceeds received from the Northeast Sale to prepay all outstanding Loans within one Business Day following the consummation of the Northeast Sale (which payment shall be deemed to satisfy all of Borrower’s obligations under Section 5.2(b) of the Loan Agreement in respect of the Northeast Sale). The Required Lenders hereby instruct Agent to deliver, at the sole expense of the Borrower, all Lien and guarantee releases and related documentation reasonably requested by the Borrower in connection with the consummation of the Northeast Sale. No provision hereof shall constitute a waiver of, or a consent to the departure from, any of the other terms and conditions of the Loan Agreement or any other Loan Document, except for the limited consent as expressly set forth herein. This limited consent is a one-time limited consent to the Northeast Sale and shall not entitle Obligors to a consent or waiver in any other or similar circumstances. SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Fourth Amendment is subject to the satisfaction (or waiver in accordance with Section 14.1 of the Existing Loan Agreement) of the following conditions precedent: 3.1. Executed Counterparts. Agent (or its counsel) shall have received duly executed counterparts of this Fourth Amendment from the MLP Entity, Borrower, each Subsidiary Guarantor and the Lenders constituting the Required Lenders, which shall include Regions Bank, as a Lender. 3.2. Northeast Sale Agreement. Agent shall have received an executed copy or substantially final version of the Northeast Sale Agreement, including the exhibits and schedules thereto, and each material agreement related thereto, in each case in form and substance reasonably satisfactory to Agent. 3.3. Borrowing Base Report. Borrower shall have delivered, or have caused to be delivered, to Agent an updated Borrowing Base Report giving pro forma effect to the Northeast Sale. 3.4. Representations and Warranties. The representations and warranties of each Obligor in Section 4 of this Fourth Amendment shall be true and correct as of the date hereof. 3.5. Fees and Expenses. Borrower shall have paid all invoiced fees of counsel to Agent. Notwithstanding anything to the contrary set forth in Section 14.1 of the Existing Loan Agreement or otherwise, Agent is hereby authorized and directed to declare this Fourth Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Loan Agreement, as amended hereby, for all purposes. SECTION 4. GENERAL REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agent and each of the Lenders that: 4.1. Reaffirmation of Representations and Warranties. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (without

7 duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein), in each case, immediately after giving effect to the amendments set forth in Section 1 hereof except for representations and warranties that expressly apply only on an earlier date which shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier contained therein). 4.2. No Default. Both immediately before and immediately after giving effect to this Fourth Amendment, no Default or Event of Default exists. 4.3. Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Fourth Amendment. The execution, delivery and performance by each Obligor of this Fourth Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of such Obligor, except those already obtained; (b) contravene the Organic Documents of such Obligor; (c) violate any Applicable Law; (d) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any indenture, lease, agreement or other instrument to which any Obligor or any Restricted Subsidiary is a party or by which any of them or any of their respective property is or may be bound, where any such conflict, violation, breach or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (e) result in or require imposition of a Lien (other than a Permitted Lien) on any Property of Borrower or any Restricted Subsidiary. 4.4. Enforceability. This Fourth Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing. SECTION 5. MISCELLANEOUS. 5.1. Confirmation and Effect. The provisions of the Existing Loan Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Loan Agreement as amended hereby, and each reference to the Existing Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Loan Agreement shall mean and be a reference to the Existing Loan Agreement as amended hereby. All Obligations under the Existing Loan Agreement and the other Loan Documents shall continue to be outstanding and shall be governed in all respects by the Existing Loan Agreement, as amended hereby, and the other Loan Documents, it being understood that neither this Fourth Amendment nor the amendments to the Existing Loan Agreement effectuated by this Fourth Amendment constitute a novation, satisfaction or re-borrowing of any Obligations under Existing Loan Agreement or any other Loan Document. 5.2. Ratification and Affirmation of Obligors. Each Obligor hereby (a) acknowledges and consents to all of the terms and conditions of this Fourth Amendment, (b) ratifies and affirms all of its obligations, including, without limitation, all of its payment and performance obligations, contingent or otherwise, under the Existing Loan Agreement (as amended hereby) and the other Loan

8 Documents to which it is a party, (c) ratifies and reaffirms any and all of the Liens or security interests granted by it on any of its Properties pursuant to any Loan Documents and confirms that such Liens and security interests continue to secure the Obligations and are in full force and effect as of the date hereof after giving effect to this Fourth Amendment and (d) ratifies and reaffirms its obligations under the Guaranty and agrees that such Guaranty is in full force and effect as of the date hereof after giving effect to this Fourth Amendment. 5.3. Loan Document. This Fourth Amendment shall constitute a “Loan Document”, under and as defined in the Existing Loan Agreement, for all purposes under the other Loan Documents. 5.4. Successors and Assigns; Amendments; Entire Agreement. This Fourth Amendment (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Loan Agreement); (b) may be modified or amended only in accordance with the Loan Agreement; and (c) TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. 5.5. Electronic Execution; Electronic Records; Counterparts. This Fourth Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Fourth Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Fourth Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) any Electronic Signature shall be promptly followed by a manually executed, original counterpart. 5.6. Payment of Fees and Expenses. The Obligors hereby agree, jointly and severally, to pay on demand all reasonable and documented legal (limited to reasonable and documented fees of one counsel for Agent and one counsel for Agent in each relevant jurisdiction) and other reasonable and documented out-of-pocket fees and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents, in all cases to the extent required pursuant to Section 3.4 of the Loan Agreement. 5.7. GOVERNING LAW; Submission to Jurisdiction; Waiver of Venue and Jury Trial. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. The terms of the Existing Loan Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

9 SECTION 6. RELEASE. AS PART OF THE CONSIDERATION FOR THE LENDERS’ AND AGENT’S EXECUTION OF THIS FOURTH AMENDMENT, EACH OF THE MLP ENTITY, BORROWER AND EACH OTHER OBLIGOR, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS HEREBY FOREVER, FULLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES THE LENDERS AND AGENT, AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DEFENSES, COUNTERCLAIMS, SETOFFS, OF ANY KIND, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY LENDER, AGENT, OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT NO RELEASE SHALL OCCUR UNDER THIS SECTION 5 WITH RESPECT TO CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON- APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. BORROWER, THE MLP ENTITY AND EACH OTHER OBLIGOR FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM, OTHER THAN A CLAIM RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. THE FOREGOING RELEASE, COVENANT AND WAIVERS OF THIS SECTION 5 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OR PREPAYMENT OF ANY OF THE LOANS, OR THE TERMINATION OF THE EXISTING LOAN AGREEMENT, THE LOAN AGREEMENT, THIS FOURTH AMENDMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. [Remainder of page intentionally left blank; signatures begin on following page]

Signature page to Fourth Amendment to Loan and Security Agreement IN WITNESS WHEREOF, this Fourth Amendment has been executed and delivered as of the date set forth above. BORROWER: SUMMIT MIDSTREAM HOLDINGS, LLC By: /s/ William J. Mault_________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer MLP ENTITY: SUMMIT MIDSTREAM PARTNERS, LP By: SUMMIT MIDSTREAM GP, LLC, its general partner By: /s/ William J. Mault_________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer SUBSIDIARY GUARANTORS: DFW MIDSTREAM SERVICES LLC EPPING TRANSMISSION COMPANY, LLC SUMMIT DJ-O, LLC SUMMIT DJ-O OPERATING, LLC GRAND RIVER GATHERING, LLC SUMMIT DJ-S, LLC GRASSLANDS ENERGY MARKETING LLC SUMMIT MIDSTREAM FINANCE CORP. MOUNTAINEER MIDSTREAM COMPANY, LLC POLAR MIDSTREAM, LLC MEADOWLARK MIDSTREAM COMPANY, LLC SUMMIT MIDSTREAM UTICA, LLC SUMMIT MIDSTREAM MARKETING, LLC SUMMIT MIDSTREAM PERMIAN II, LLC RED ROCK GATHERING COMPANY, LLC SUMMIT MIDSTREAM NIOBRARA, LLC By: /s/ William J. Mault_________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature page to Fourth Amendment to Loan and Security Agreement SUMMIT MIDSTREAM OPCO, LP By: SUMMIT MIDSTREAM MARKETING, LLC, its general partner By: /s/ William J. Mault_________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature page to Fourth Amendment to Loan and Security Agreement BANK OF AMERICA, N.A., as Agent By: /s/ Tanner J. Pump__________ Name: Tanner J. Pump Title: Senior Vice President

Signature page to Fourth Amendment to Loan and Security Agreement BANK OF AMERICA, N.A., as a Lender and Issuing Bank By: /s/ Tanner J. Pump__________ Name: Tanner J. Pump Title: Senior Vice President

Signature page to Fourth Amendment to Loan and Security Agreement ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott______________ Name: Emilee Scott Title: Authorized Signatory

Signature page to Fourth Amendment to Loan and Security Agreement ING CAPITAL LLC, as a Lender By: /s/ Jean Grasso_________ Name: Jean Grasso Title: Managing Director By: /s/ Jeff Chu____________ Name: Jeff Chu Title: Director

Signature page to Fourth Amendment to Loan and Security Agreement REGIONS BANK, as a Lender By: /s/ Aaron Wade___________ Name: Aaron Wade Title: Managing Director

Signature page to Fourth Amendment to Loan and Security Agreement WINGSPIRE CAPITAL LLC, as a Lender By: /s/ Christopher Coutu__________ Name: Christopher Coutu Title: Senior Managing Director

Signature page to Fourth Amendment to Loan and Security Agreement THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Jonathan Schwartz________ Name: Jonathan Schwartz Title: Authorized Signatory

Signature page to Fourth Amendment to Loan and Security Agreement FIRST-CITIZENS BANK & TRUST COMPANY (as successor by merger to CIT BANK, N.A.), as a Lender By: /s/ John Feeley_______________ Name: John Feeley Title: Managing Director

Signature page to Fourth Amendment to Loan and Security Agreement TRUIST BANK, as a Lender By: /s/ Greg Krablin____________ Name: Greg Krablin Title: Director

Signature page to Fourth Amendment to Loan and Security Agreement MITSUBISHI HC CAPITAL AMERICA, INC., as a Lender By: /s/ James M. Giaimo______________ Name: James M. Giaimo Title: Chief Credit Officer Commercial Finance